CERTIFICATION PURSUANT TO
                            18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Certified Shareholder Report of Registered Management Investment Companies of The Merger Fund VL (the "Fund") on Form N-CSR for the period ended June 30, 2004 as filed with the Securities and Exchange Commission (the "Report"), I, Frederick W. Green, President of the Fund, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.

                           By:/s/ Frederick W. Green
                              ----------------------
                              Frederick W. Green
                              President

                        Dated:   August 25, 2004
                              ----------------------

A signed original of this written statement required by Section 906 has been provided to the Fund and will be retained by the Fund and furnished to the Securities and Exchange Commission or its staff upon request.

                           CERTIFICATION PURSUANT TO
                            18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Certified Shareholder Report of Registered Management Investment Companies of The Merger Fund VL (the "Fund") on Form N-CSR for the period ended June 30, 2004 as filed with the Securities and Exchange Commission (the "Report"), I, Bonnie L. Smith, Treasurer of the Fund, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.

                             By:/s/ Bonnie L. Smith
                                -------------------
                                Bonnie L. Smith
                                Treasurer

                        Dated:    August 25, 2004
                                -------------------

A signed original of this written statement required by Section 906 has been provided to the Fund and will be retained by the Fund and furnished to the Securities and Exchange Commission or its staff upon request.